Exhibit 99.1
Wright Express Completes Acquisition of Australian Assets of Retail Decisions
Leading Australian Fleet and Prepaid Card Provider Transaction Expands International Footprint, Diversifies Revenue, and
Provides Immediate Earnings Accretion
SOUTH PORTLAND, Maine—(BUSINESS WIRE)—September 15, 2010—Wright Express Corporation (NYSE: WXS) today announced that it has completed the previously announced acquisition of the Australian assets of Retail Decisions consisting of its fleet and prepaid card businesses from Palamon Capital Partners, a private equity firm, and its co-investors Morgan Stanley Alternative Investment Partners and AlpInvest Partners.
With the closing of the transaction, Wright Express will advance its long-term vision of providing both payment processing and card issuance services internationally. In addition, the acquisition furthers the company’s strategy of expanding its footprint in key international markets and diversifying its revenue.
“We believe this transaction builds on our existing strategy in Europe and the Asia Pacific region where we have been pursuing opportunities as a private label fleet card processor for major oil companies,” said Michael Dubyak, chairman and chief executive officer of Wright Express. “We are acquiring two highly profitable and well-run businesses, each of which is a leader in its respective market within Australia. In addition, both Sue Hando, managing director for ReD Prepaid and David Howell, managing director for ReD Fuel cards, bring a wealth of expertise in their respective industries, and both will play a key role in driving growth for our combined company.”
About Wright Express
Wright Express is a global provider of business payment processing and information management solutions. The company’s fleet, corporate, and prepaid payment solutions give customers unparalleled security and control across a wide spectrum of business sectors around the world. The company’s subsidiaries include Wright Express Financial Services, TelaPoint, Pacific Pride, Europe, Wright Express Prepaid Cards Australia, and Wright Express Fuel Cards Australia. Wright Express and its subsidiaries employ more than 850 associates in five countries. For more information about Wright Express, please visit http://www.wrightexpress.com.
Safe Harbor Statement/Forward Looking Statements

Statements in this press release regarding the transaction and future financial and operating results, benefits of the transactions, future opportunities for the combined company, the advancement of the company’s long-term vision of providing both payment processing and card issuance services internationally, the impact of the transaction on the company’s international expansion and any other statements about the Company’s managements’ future expectations, beliefs, goals, plans or prospects constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Any statements that are not statements of historical fact (including statements containing the words “believes,” “plans,” “anticipates,” “expects,” “estimates” and similar expressions) should also be considered to be forward looking statements. There are a number of important factors that could cause actual results or events to differ materially from those indicated by such forward-looking statements, including the outcome of any legal proceedings that may be instituted in connection with the transaction; difficulties in integrating the target or a failure to attain anticipated operating results, each of which could affect the accretiveness of the acquisition; the extent to which the company can realize synergies as a result of the transaction; and, the other factors described in the Company’s periodic reports and registration statements filed with the Securities and Exchange Commission, which important factors are incorporated into this release by reference. The Company undertakes no obligation to update forward looking statements to reflect changed assumptions, the occurrence of unanticipated events, or changes in future operating results, financial condition or business over time. Readers are further advised to review the “Risk Factors” set forth in the Company’s Annual Report on Form 10-K, which further detail and supplement the factors described in this Safe Harbor Statement.
SOURCE: Wright Express Corporation
News media contact:
Wright Express
Jessica Roy, 207-523-6763
Jessica_Roy@wrightexpress.com
or
Investor contact:
Wright Express
Steve Elder, 207-523-7769
Steve_Elder@wrightexpress.com